Sustainable Value Merrill Lynch 2008 Power & Gas Leaders Conference New York, NY September 23, 2008 Matthew Hilzinger Senior Vice President & Chief Financial Officer Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly
Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I,
Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation, Exelon
Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to
GAAP earnings.

Key Messages
•
Rock solid in these turbulent financial times
– Operations are stronger than ever
– Strong balance sheet and ample access to liquidity
– Fiscally disciplined with rigorous risk management and hedging programs
•
2009 operating EPS range is expected to be generally flat relative to 2008
– Driven by a higher anticipated contribution at ComEd, offset by a lower forecasted contribution at Exelon Generation
– Pursuing initiatives to address rising O&M and other costs
•
Uniquely positioned to create sustainable value
– Largest nuclear fleet in the country – low-cost, low-emission
– Operating at world-class levels
– All in competitive markets

Rock Solid in These Turbulent Times
• Nuclear – profitable under almost any conceivable set of market conditions
• Hedging program largely protects against commodity movements in the near term
– ~96% financially hedged in 2008
Hedged Against
Short-Term Volatility
in Commodities
• Maintaining and committed to strong investment grade ratings (Moody’s Baa1 issuer rating and S&P BBB+ corporate credit rating)
• $7.3 billion in aggregate credit facility commitments that extend largely through
2012 – $6.9 billion available as of 9/18/08
– Over 20 banks committed to the facility – no bank has more than 10% of the aggregate commitments
Ample Liquidity
• Power marketing activities are governed by tight risk management policies –
proprietary trading activities are minimal
• Diversified, high quality counterparties
• Daily monitoring of positions, exposure and financial condition of counterparties
• Collateral required from non-investment grade counterparties
Financially
Disciplined
• World-class nuclear operations – 92.4% capacity factor in 1 st
half 2008
• Constructive rate cases at ComEd and PECO
– Final ComEd rate order provides for $273.6 million increase in annual distribution revenues
– Preliminary PECO agreement provides for $76.5 million increase in annual gas revenues, if approved
Strong Operations
Exelon Position
Market turmoil may present more attractive M&A opportunities and Exelon’s strong position allows us to be opportunistic about growth

Exelon Generation Credit Exposure
Net Exposure After Credit Collateral
(1)
(in millions)
Investment grade
$341
Non-investment grade 108
No external ratings 53
Total $502
Exelon Generation transacts with a diverse group of counterparties, predominantly all investment grade, and has ample liquidity to support its operations
Exelon Generation - Ample Liquidity
• Aggregate credit facility commitments of $4.8
billion that extend through 2012 – $4.7 billion
available as of 9/18/08
• Strong balance sheet – A3/BBB+ Senior
Unsecured Rating
Net Exposure by Type of Counterparty
(1)
Coal
29%
Financial Institutions
11%
Investor-Owned Utilities,
Marketers, and
Power Producers
59%
Other
1%
(1) As of June 30, 2008.  Does not include credit risk exposure from uranium  procurement contracts or exposure through Regional Transmission Organizations and
Independent  System Operators.  Additionally, does not include receivables related to the supplier forward agreement  with ComEd  and the PPA with PECO.

2008 - 2009 Operating EPS Drivers
2009E 2008E
$0.45 - $0.50
$3.45 - $3.55
$4.15 - $4.30
ComEd
PECO
Exelon
Generation
+
+
2009 Earnings Drivers
Exelon’s 2009 operating EPS range is forecasted to be generally flat relative to 2008, driven by a higher expected ComEd contribution offset by
a lower expected ExGen contribution
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
(1) Primarily reflects 2008 option and uranium settlement gains at Exelon Generation.
3Q08 operating EPS forecasted to
be at the bottom of 26-29% range
$0.30 - $0.35
Market conditions
ComEd distribution revenue
PECO gas revenue
Cost initiatives
Pension/OPEB
Inflation
Higher nuclear fuel costs
Nuclear volume
Higher depreciation / amortization
PECO CTC
Discrete ExGen gains
(1)
O&M and other

Environmental / climate
change concerns
Slowing US economy
and increasing
inflationary cost
pressures
Energy dependence /
geopolitical concerns
Continued strong global
growth in energy
consumption
Declining US reserve
margins
Massive capital
investment
Tightening regulatory
environments
Increasing cost of new
build
Technology
improvements
Increasing commodity
prices
Increasing capacity
prices
Macro Trends
Market Response
Well Positioned to Provide Sustainable Value
Continued strong financial and operating
performance, and long-term earnings growth
driven by unregulated generation
Largest, lowest-cost nuclear fleet in the US, all
in competitive markets
Executing regulatory recovery plan to put
ComEd on a path toward appropriate returns
and solid credit metrics
Managing transition to competitive markets in
Pennsylvania
Increasingly strong cash flows and investment-
grade balance sheet
Alignment of and consistency between value
return, hedging, capital structure and capital
investment policies
Well-positioned to capture growth opportunities
and pursue low carbon energy strategy
Exelon’s Position

8 Appendix

ComEd Executing on Regulatory
Recovery Plan
The ICC issued a final Order in ComEd’s distribution rate case –
granting a revenue increase of $273.6 million to take effect on
September 16, 2008:
(14) 345 359 Depreciation and Amortization
$(87) 274 361 Total Revenue Increase
3   129 132 Other Revenues
(11) 987 998 O&M Expenses
(22)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.11% Equity
ROE / Cap Structure
$(43) $6,694 $7,071 Rate Base
Impact on
Revenue
Increase ICC Order
ComEd
Original
Request ($ in millions)

Illinois Power Agency Proposes ComEd
Procurement Plan
In September 2008, the Illinois Power Agency proposed its first
ComEd procurement plan, which will provide for base-load energy procurement for up to a three-year period
Auction Contracts
Financial Swap
3/08
RFP
Jun 2007 Jun 2008 Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013
NOTE: For illustrative purposes
only.  Assumes constant load profile
each year.
2009
2009
Future Procurement by Illinois Power Agency
2010
2010
2011 2012
2011

PECO Pursuing Regulatory Path
PECO’s procurement plan
for obtaining default service Post 2010
includes a portfolio of full requirements and spot products competitively procured through multiple RFP solicitations
Mitigation plan includes early staggered procurement, post-rate cap phase-in, gradual phase-out of declining block rate design, customer education, enhanced retail choice program, and low-income rate design changes
A Compact Fluorescent Light bulb rebate program for over 3 million bulbs
An enhanced web-based energy audit / bill analyzer program
Voluntary Residential Direct Load Control (air conditioning cycling)
program for 75,000 customers
Full and current cost recovery for the 3 programs
Early phase-in proposal provides a voluntary opt-in program for customers to pre-pay towards 2011 prices
Requested expedited PA PUC approval to allow for implementation July 1,
2009
PECO’s 3Q08 regulatory filings address procurement, rate mitigation, and energy efficiency – allowing PECO to execute on its regulatory strategy while continuing to support comprehensive energy legislation
Early Phase-in Filing
Energy Efficiency
and Demand Side
Response
Default Service
Procurement and
Mitigation Filing

Large and Diverse Bank Group
Exelon has a large and diverse bank group with over $7.3 billion in aggregate credit facility commitments – over 20 banks committed to the facility with no bank having more than 10% of bank commitments.
• Bank of America, N.A. / Merrill Lynch USA
(2)
• The Royal Bank of Scotland PLC (RBS)
• Barclays Bank PLC
• JP Morgan Chase Bank, N.A.
• The Bank of Nova Scotia (Scotia)
• Wachovia Bank, N.A.
• Citibank, N.A.
• Commerzbank AG
• BNP Paribas
• Deutsche Bank AG, New York Branch
• Credit Suisse, Cayman Islands Branch
• Morgan Stanley Bank
• UBS Loan Finance LLC
• The Bank of New York / Mellon Bank, N.A.
• Mizuho Corporate Bank, LTD
• Goldman Sachs
(3)
• The Bank of Tokyo-Mitsubishi UFJ, LTD
• KeyBank N.A.
• U.S. Bank, N.A.
• SunTrust Bank
• Union Bank of California, N.A.
• The Northern Trust Company
• Malayan Banking Berhad (May Bank)
• National City Bank
Banks Committed to Exelon’s Facilities
(1)
(1) As of September 18, 2008.
(2) Assumes that Bank of America assumes Merrill Lynch’s previous commitment.
(3) Includes funding commitments by Williams Street Commitment Corporation, Williams Street Credit Corporation, Goldman Sachs Credit Partners, L.P.

Projected 2008 Key Credit Measures
A3
A2
Baa2
Baa1
Moody’s
Credit
Ratings (3)
BBB+
A
BBB+
BBB
S&P Credit
Ratings (3)
3.2x 3.2x FFO / Interest
ComEd:
16% 14% FFO / Debt
55% 58% Rating Agency Debt Ratio
4.7x 4.6x FFO / Interest PECO:
22% 19% FFO / Debt
50% 54% Rating Agency Debt Ratio
53% 66% Rating Agency Debt Ratio
71% 43% FFO / Debt
17.3x 8.4x FFO / Interest
Exelon
Generation:
65%
32%
6.5x
Without PPA &
Pension / OPEB (2)
71% Rating Agency Debt Ratio
25% FFO / Debt
5.3x FFO / Interest
Exelon
Consolidated:
With PPA & Pension
/ OPEB (1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement.  Exelon, ComEd and PECO metrics exclude securitization debt.  See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 9/18/08.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

40
45
50
55
60
65
70
75
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices PJM-West and Ni-Hub Wrap Forward Prices
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010
2011
Market Price Snapshot
Rolling 12 months, as of September 17, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
Forward NYMEX Coal
2010
2011
55
65
75
85
95
105
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
50
60
70
80
90
100
110
120
130

9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08

2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Market Price Snapshot
Rolling 12 months, as of September 17, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
65
70
75
80
85
90
95
100
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
17.5
18.5
9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08
16

17
2008/2009 Earnings Outlook
• Exelon’s outlook for 2008/2009 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments
• Significant impairments of assets, including goodwill
• Significant changes in decommissioning obligation estimates
• Costs associated with the Illinois electric rate settlement agreement, including ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s settlement with the City of Chicago
• Other unusual items
• Significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather for the remainder of
2008 and for full year 2009